(10)(a)            Independent Auditors' Consent



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 033-35445 of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 27, 2000 relating to the financial statements of Allstate Life of New York Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP
    Deloitte & Touche LLP

Chicago, Illinois
April 28, 2000

(10)(b)            Consent of Freedman, Levy, Kroll & Simonds
FREEDMAN, LEVY, KROLL & SIMONDS

                                   CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 16 to the Form N-4 Registration Statement of Allstate Life of New York Variable Annuity Account II (File No. 033-35445).


/s/ Freedman, Levy, Kroll & Simonds
---------------------------------
FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 30, 2000